UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 4, 2010
CELGENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
As previously announced, Celgene Corporation, a Delaware corporation (“Celgene”), Artistry Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of Celgene, and Abraxis BioScience, Inc, a Delaware corporation (“Abraxis”) entered into a definitive Agreement and Plan of Merger dated as of June 30, 2010 (the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the conditions set forth therein, each share of Abraxis common stock will be converted into the right to receive (i) an amount in cash, without interest, equal to $58.00, (ii) 0.2617 shares of Celgene common stock and (iii) one contingent value right (the “Merger”). The Merger is subject to Abraxis stockholders’ approval and the satisfaction or waiver of certain customary closing conditions.
The audited historical consolidated financial statements and related notes of Abraxis as of and for the year ended December 31, 2009, the unaudited consolidated financial statements and related notes of Abraxis for the six months ended June 30, 2010 and Celgene’s unaudited pro forma condensed combined financial statements and related notes are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements (included herein or incorporated herein by reference) that involve known and unknown risks, delays, uncertainties and other factors not under Celgene’s control. The Celgene’s actual results, performance or achievements could be materially different from those projected by these forward-looking statements. The factors that could cause actual results, performance or achievements to differ from the forward-looking statements include the risk that the acquisition of Abraxis may not be consummated for reasons including that the conditions precedent to the completion of the acquisition may not be satisfied; the possibility that the expected benefits from the proposed Merger will not be realized, or will not be realized within the anticipated time period; the risk that Celgene’s and Abraxis’ businesses will not be integrated successfully; the possibility of disruption from the Merger making it more difficult to maintain business and operational relationships; any actions taken by either of the companies, including but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions); and other risks that are discussed in Celgene’s filings with the Securities and Exchange Commission (“SEC”), such as Celgene’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in Abraxis’ filings with the SEC, such as its Annual Report on Form 10-K, Quarterly Reports on 10-Q and Current Reports on 8-K. Given these risks and uncertainties, you are cautioned not to place undue reliance on the forward-looking statements.
Participants in Solicitations
Celgene, Abraxis and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from stockholders of Abraxis in connection with the Merger. Information regarding Celgene’s directors and officers is available in Celgene’s proxy statement on Schedule 14A for its 2010 annual meeting of stockholders and Celgene’s Annual Report on Form 10-K for the year ended December 31, 2009, that were filed with the SEC on April 30, 2010 and February 18, 2010, respectively. Information regarding Abraxis’ directors and executive officers is available in Abraxis’ proxy statement on Schedule 14A for its 2009 annual meeting of stockholders, Abraxis’ Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”) and Amendment No.1 to the 2009 Form 10-K, that were filed with the SEC on October 30, 2009, March 12, 2010 and April 20, 2010, respectively. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
Additional Information about the Transaction and Where to Find It
The information contained or incorporated herein by reference in this Current Report on Form 8-K shall not constitute an offer of any securities for sale. The acquisition will be submitted to Abraxis’ stockholders for their consideration. In connection with the acquisition, Celgene and Abraxis have filed a registration statement on Form S-4 and a proxy statement/prospectus with the SEC on September 14, 2010 and intend to file other relevant materials with the SEC. Investors and stockholders of Celgene and Abraxis are urged to read the registration statement, the proxy statement/prospectus and other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to the documents because they will contain important information about Celgene, Abraxis and the Merger.
The registration statement, the proxy statement/prospectus and any other relevant materials (when they become available), and any other documents filed by Celgene and Abraxis with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by directing a written request to: Celgene Corporation, 86 Morris Avenue, Summit, New Jersey, 07901, Attention: Investor Relations, or

Abraxis Inc., 11755 Wilshire Blvd., Los Angeles, CA, 90025, Attention: Investor Relations. Investors and stockholders are urged to read the registration statement, the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.
Item 9.01 Financial Statements and Exhibits
d) Exhibits

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Abraxis’ Audited Historical Consolidated Financial Statements and Related Notes

99.2	Abraxis’ Unaudited Consolidated Financial Statements and Related Notes for the Six Months Ended June 30, 2010

99.3	Celgene’s Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION
Date: October 4, 2010	By:	/s/ Jacqualyn Fouse
Jacqualyn Fouse
Chief Financial Officer and Senior Vice President

Exhibit Index

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Abraxis’ Audited Historical Consolidated Financial Statements and Related Notes

99.2	Abraxis’ Unaudited Consolidated Financial Statements and Related Notes for the Six Months Ended June 30, 2010

99.3	Celgene’s Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes